World Funds Trust

Virginia Equity Fund

Supplement dated November 19, 2014
to the Prospectus dated June 24, 2013

The Board of Trustees of the World Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) relating to the Virginia Equity Fund (the “Fund”), effective October 31, 2014. Virginia Financial Innovation Corp., the Fund’s investment adviser, recommended to the Board to approve the Plan based on the inability to raise sufficient capital necessary to commence operations. As a result, the Board of Trustees has concluded that it is in the best interest of the sole shareholder to liquidate the Fund.

If you have questions or need assistance, please contact the transfer agent to the Fund toll-free at 1.800.673.0550.

This Supplement, and the existing Prospectus dated June 24, 2013, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated June 24, 2013 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1.800.673.0550.